UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2007
Date of Report (Date of Earliest Event Reported)

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

  Delaware                                                                                                  36-2989662
                                                (State or other jurisdiction of                                                      (I.R.S. Employer Identification Number)
                                                 incorporation or organization)

11 North Water Street, Suite 18290
                        Mobile, Alabama                             36602
                                                                     (Address of principal executive offices)          (Zip Code)

                                                             (251) 243-9100
                                                                                             (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

This Current Report on Form 8-K is being filed by International Shipholding Corporation (the “Registrant”) in order to refile Exhibits 10.10 and 10.12, originally filed as Exhibits to the Registrant’s 10-K filed on March 13, 2008 for the year ended December 31, 2007. The Registrant is refiling Exhibits 10.10 and 10.12 in connection with its response to comments received from the staff of the Securities and Exchange Commission (the “Commission”) related to the confidential treatment requested for such Exhibits.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits

10.10*	Memorandum of Agreement of the Registrant, dated as of August 24, 2007, providing for the Registrant’s purchase of one 6400 CEU Panamanian flagged pure car and truck carrier.
10.12*	SHIPSALES Agreement, dated as of September 21, 2007, by and between Registrant’s wholly-owned subsidiary, East Gulf Shipholding, Inc., as buyer, and Clio Marine Inc., as seller.

* Portions of this agreement have been omitted pursuant to a confidential treatment request and have been separately filed with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
_____________________________________________
Manuel G. Estrada
Vice President and Chief Financial Officer

Date January 14, 2009